1:


UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K


CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  September 17, 2004


OHANA ENTERPRISES, INC.
------------------------------
(Exact Name of Registrant as Specified in Charter)


Delaware
(State or other jurisdiction of incorporation or organization)


001-07894                          95-2312900
---------                          ----------
(Commission File Number)           (IRS Employer Identification Number)


23852 Pacific Coast Highway, Suite 167, Malibu, CA 90265
------------------------------------------------
(Address of Principal Executive Offices)


(310) 456-3199
--------------
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneouslysatisfy the filing obligation of the registrant under any of the following provisions: (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the
           Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b)
           under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c)
           under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1. 	Entry into a Material Definitive Agreement.

 	On September 14, 2004, Ohana Enterprises, Inc., a Delaware corporation (the "Company"), executed a Stock Purchase Agreement (the "Agreement") with GarcyCo Capital Corp., a Nevada corporation ("GarcyCo"). The Agreement calls for the issuance by the Company to GarcyCo of a minimum of 200,000,000 shares of the Company's common stock (the "Shares")for aggregate consideration of $500,000.

Under the terms of the Agreement, the Company will deposit the Shares into escrow. GarcyCo will make installment payments of Fifty Thousand ($50,000) Dolllars on a quarterly basis over a two-year period, with the first payment due and payable on October 15, 2004. The Shares will be released from escrow and delivered to GarcyCo in pro-rata amounts as the installment payments are made. The purchase price per Share, and therefore the number of Shares to be delivered at the time of each installment payment, will be calculated for each installment at the lesser of: (a) $0.0025 or (b) a 37.5% discount to the 10 day trailing closing price of the Company's common stock at the time of each payment.
At September 14, 2004, the Company had an aggregate of 152,553,778 shares of common stock outstanding on a fully-diluted basis. Based on the price of the Company's common stock at that date, if all Shares were purchased, GarcyCo would own and control approximately 56.73% of the Company's fully-diluted common stock and 56.73% of the Company's outstanding common stock calculated pursuant to Rule 13d-3(d)(1)(B) of the Securities Exchange Act of 1934.

The Company currently intends to use the proceeds from this transaction primarily for working capital, including but not limited to the costs of maintaining the Company as a public company.

The purpose of the GarcyCo transaction is to move forward with the Company's strategy of seeking an acquisition candidate or candidates with sufficient revenues and assets to facilitate the Company's growth plans. Management believes that the principals of GarcyCo will assist in finding these candidates, structuring such acquisitions and effecting a transition to corporate growth. The Company is already actively engaged in the search for acquisition candidates; however, no agreements or other relationships have been entered into or consummated to date.

    Also in connection with the transactions contemplated by the Agreement, GarcyCo has the right to appoint one member of the Company's Board of Directors. As of the date of this report, no appointment has been made.
 GracyCo has also agreed to vote to retain Michael Avatar and Catherine Thompson on the Board of Directors for a period of one year, and to engage Ms. Thompson and Mr. Avatar to assist in the Company's operations until a transition process has been completed.


Any description of the terms, conditions and covenants of the Agreement and any other instrument, document and agreement discussed above is qualified in its entirety by reference to such instrument, document and agreement, which is attached as an exhibit and incorporated herein by reference.



ITEM 3.02	Unregistered Sales of Equity Securities.

	On September 14, 2004, the Company entered into the Agreement with GarcyCo for the issuance of the Shares. The sale and issuance was made in reliance on Section 4(2) of the Securities Act of 1933, as amended, and were made without general solicitation or advertising. The purchaser is a sophisticated investor with access to all relevant information necessary to evaluate the investment, who represented to the Company that the Shares were being acquired for investment purposes.

ITEM 5.01 	Changes in Control of Registrant.

As described in Item 1.01 above, on September 14, 2004, the Company entered into the Agreement with GarcyCo for the issuance of the Shares in consideration of the payment of $500,000. The issuance of the Shares resulted in a change of control of the Company, as based on the price of the Company's common stock at that date, if all Shares were purchased, GarcyCo would own and control approximately 56.73% of the Company's fully-diluted common stock and 56.73% of the Company's outstanding common stock calculated pursuant to Rule 13d-3(d)(1)(B) of the Securities Exchange
Act of 1934. In addition, GarcyCo has the right to appoint one member of the Company's Board of Directors. As of the date of this report no appointment has been made. GarcyCo has also agreed to vote to retain Michael Avatar and Catherine Thompson on the Board of Directors for a period of one year, and to engage Ms. Thompson and Mr. Avatar to assist in the Company's operations until a transition process has been completed.

GarcyCo will utilize working capital for the purchase of the Shares under the Agreement.

ITEM 9.01	Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are included as part of this report:


    Exhibit       Description
      No.
-----------------------------------------------------------------------
       2.1 Stock Purchase Agreement by and between Ohana Enterprises, Inc. and GarcyCo Capital Corp dated September 14, 2004.

Pursuant to the requirement of Section 13 and 15(d) of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 20, 2004

Ohana Enterprises, Inc.
A Delaware Corporation

By:  /s/ Catherine Thompson
---------------------------------
Catherine Thompson
Chief Financial Officer, Secretary

STOCK PURCHASE AGREEMENT


This Stock Purchase Agreement (the "Agreement") is made as of the
14th day of September, 2004 by and among OHANA ENTERPRISES, INC., a Delaware corporation (the "Seller" or "Ohana") and GarcyCo Capital Corp., a Nevada corporation (the "Purchaser").

RECITALS

A.	Ohana is authorized to issue Four Hundred Million (400,000,000) shares of Common Stock, $0.001 par value per share (the "Common Stock"), of which an aggregate of One Hundred Fifty-Two Million Five Hundred Fifty-Three
Thousand Seven Hundred and Seventy Eight (152,553,778) shares are issued and outstanding as of the date of this Agreement.

B.	For the consideration and upon the terms and conditions set forth herein,
Seller desires to sell and Purchaser desires to purchase a minimum of
 Two Hundred Million (200,000,000) shares of Ohana's Common
Stock (the "Shares").

	NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto mutually agree as follows:

AGREEMENT

     1. Purchase and Sale of Shares. Subject to the terms and conditions hereof, Ohana will sell to Purchaser, and Purchaser will purchase from Ohana, the Shares for an aggregate purchase price of Five Hundred Thousand Dollars ($500,000) (the "Purchase Price").

     2. Payment of Purchase Price. The Purchase Price shall be paid as follows:

         2.1 On or before October 15, 2004, Purchaser shall deliver to Seller, by wire transfer or certified check, the sum of Fifty Thousand Dollars ($50,000).

         2.2 On or before March 31, 2005, Purchaser shall deliver to Seller, by wire transfer or certified check, the sum of Fifty Thousand Dollars ($50,000).

         2.3 On or before June 30, 2005, Purchaser shall deliver to Seller, by wire transfer or certified check, the sum of Fifty Thousand Dollars ($50,000).

          2.4 On or before September 30, 2005, Purchaser shall deliver to Seller, by wire transfer or certified check, the sum of Fifty Thousand Dollars ($50,000).

          2.5 On or before December 31, 2005, Purchaser shall deliver to Seller, by wire transfer or certified check, the sum of Fifty Thousand Dollars ($50,000).

           2.6 On or before March 31, 2006, Purchaser shall deliver to Seller, by wire transfer or certified check, the sum of Fifty Thousand Dollars ($50,000).

           2.7 On or before June 30, 2006, Purchaser shall deliver to Seller, by wire transfer or certified check, the sum of Seventy-Five Thousand Dollars ($75,000).

           2.8 On or before September 30, 2006, Purchaser shall deliver to Seller, by wire transfer or certified check, the sum of Seventy-Five Thousand Dollars ($75,000).

           2.9 On or before December 31, 2006, Purchaser shall deliver to Seller, by wire transfer or certified check, the sum of Fifty Thousand Dollars ($50,000).

     3. Delivery. At the Closing, Seller shall issue Nine (9) certificates representing in the aggregate the Shares (each a "Certificate" and collectively the "Certificates") to be purchased by Purchaser, with duly executed subscription agreements permitting the issuance of such Shares by Seller to the Purchaser. Each Certificate shall be held by Seller until Purchaser has paid in full for the Shares underlying such Certificate. Within ten (10)
days from the receipt by Seller of an installment payment pursuant to
Sections 2.1 - 2.9 above, Seller shall deliver to Purchaser the Certificate or Certificates representing the portion of Shares for which payment
in full has been made.   All Certificates shall be issued in the name of
GarcyCo Capital Corp. or its assigns as specified by Purchaser to Seller no less than one business day prior to the Closing.

     4. Representations and Warranties of the Seller. Seller hereby 256: represents and warrants to Purchaser as follows:

	4.1 Corporate Organization and Authority. Seller is a corporation duly organized, validly existing, authorized to exercise all of its corporate powers, rights and privileges, and in good standing in the State of Delaware.

	4.2  Seller is authorized to issue up to Four Hundred
                 Million (400,000,000) Shares of Common Stock,
                 $0.001 par value per share, of which One Hundred Fifty-Two Million Five Hundred Fifty-Three Thousand Seven Hundred and Seventy Eight (152,553,778) Shares are issued and outstanding. Seller warrants that it is capable of issuing an additional Two Hundred Million (200,000,000) Shares to the Purchaser, and at closing Ohana will have Three
                    Hundred Fifty-Two Million Five Hundred Fifty-Three Thousand
                 Seven Hundred and Seventy Eight (352,553,778) Shares issued and outstanding. When issued in accordance with Sections 2 and 3 above, Seller will convey to Purchaser good and valid title to the Shares, free and clear of any lien or other encumbrance.

	4.3  Authority to Execute and Perform Agreement.   Seller has the
                 full legal right and power and all authority and approvals required to enter into, execute and deliver this Agreement and to perform fully Seller's obligations hereunder. This
                  Agreement has been duly executed and delivered by Seller and is a valid and binding obligation of Seller enforceable in accordance with its terms, except as may be limited to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or involving creditors' rights. The execution and delivery by Seller of this Agreement and the performance by Seller of this Agreement in accordance with its terms and conditions will not (i) require the approval or consent of any federal, state, local or other governmental or regulatory body or the approval or consent of any other person; (ii) conflict with or result in any breach or violation of any of the terms and conditions of (or with notice or lapse of time or both, conflict with or result in any breach or violation of any of the terms and conditions of) any judgment or decree applicable to Seller or to the Shares, or any instrument, contract or other agreement to which Seller is a party or by or to which Seller is or the Shares are bound or subject; or (iii) result in the creation of any lien or other encumbrance on the Shares.


	5. Representations and Warranties of Purchaser. Purchaser represents and warrants to Seller as follows:

	     5.1  Authorization.  This Agreement, when executed and
                     delivered by Purchaser, will constitute a valid and legally binding obligation of Purchaser, enforceable in accordance with its terms, except as may be limited to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or involving creditors' rights.

	     5.2  Status of Purchaser.  Purchaser is duly organized,
                     validly existing, authorized to exercise all of its corporate powers, rights and privileges, and in good standing in the State of Nevada.

	     5.3  Investment Representations.  This Agreement is made
                     upon the specific representation to Seller by Purchaser that:

	           (a)  The Shares which Purchaser will purchase
                            hereunder will be acquired for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and Purchaser has no present intention of selling, granting participation in or otherwise distributing the same, subject nevertheless to any requirement of law that the disposition of its property shall at all times be within its control.

	           (b)  Purchaser understands that the Shares will not
                            be registered under the Securities Act of 1933, as amended (the "Securities Act"), on the ground that the sale provided for in this Agreement is exempt pursuant to the "Section 4(2)" exemption of the Securities Act and that the reliance of Seller on such exemption is predicted in part on Purchaser's representations set forth herein. Purchaser further agrees not to sell, transfer, hypothecate, or pledge any unpaid Shares.

	             (c)  Purchaser acknowledges that it is able to fend for itself in the transaction contemplated by this
                              Agreement and has the ability to bear the
                                      economic risks of its investment pursuant
                                      to this Agreement.

	             (d) Purchaser understands that the securities being
                             purchased hereunder are restricted securities
                              within the meaning of Rule 144 under the Securities Act; that such securities are not. registered and must be held indefinitely unless they are subsequently registered or an exemption from such registration
                             under Rule 144 will not be available for at
                              least one year, and even then will not be available to the public, and (iii) other terms and conditions of Rule 144 are complied with; and that any sale of such securities may be made by Purchaser only in limited amounts in accordance with such terms and conditions.

	              (e)  Each certificate representing (a) the Shares and
                               (b) any other securities issued in respect
                                thereof upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event (unless no longer required in the opinion of counsel for the Company) shall be stamped or otherwise imprinted with legends substantially in the following form:

	THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE
                 SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED UNLESS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER
                 SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY SUCH TRANSFER IS EXEMPT FROM SUCH
                  REGISTRATION.

         6.	Covenants.

                     6.1  Adjustments to Purchase Price per Share;
                     Share Issuance and Delivery.   Purchaser and Seller
                     acknowledge that Purchaser will purchase the Shares in nine (9) installments. The purchase price per Share will be calculated for each installment at the lesser of: (a) $0.0025; or (b) 37.5% discount of the 10 day trailing closing price at the time of each payment hereunder. Seller will deliver or cause to be delivered pursuant to the terms of this Agreement an aggregate of Two Hundred Million (200,000,000) Shares. Seller and Purchaser further agree that if at the time of payment option (b) is applicable, Seller will issue and deliver to Purchaser additional Shares to reflect the pro-rata difference between $0.0025 and the per Share price under (b) at the time of such installment payment. Any additional
                     Shares will be issued and delivered within 10 business days from time of payment.
                     Seller will use its best efforts to register all fully-paid Shares for resale under the Securities
                     Act of 1933, as amended. The shares will carry all voting rights and privileges.


	     6.2  Reliance and Adjustments. Purchaser has relied
                      upon the Seller to provide documentation, information and question responses that were current, accurate and complete. If any such documentation, information or responses are proven to have materially changed or are incorrect in a material manner, then
                       Purchaser reserve the right to either
                       delay or offset installment payment(s) until the issue is resolved to Purchaser's reasonable satisfaction; or to seek recourse from Seller after full payment is made. These material matters shall be limited to a) delisting of the Shares from the OTCBB; or b) significant adverse litigation against Ohana. If Purchaser elects to delay or offset an installment payment under this Section 6.2, the scheduled payment or portion thereof will be held in escrow to ensure the conversion price ratio.
                       In the event funds are not escrowed, and matters are resolved, Purchaser will only be entitled to 50% of the previously determined conversion price ratio. Purchaser will only take action in the event of a material impact to the company and will not act in an arbitrary manner. Notification to Seller will be given 10 working days before any action under this Section 6.2 is taken by Purchaser.

	        6.3  Officer Elections & Resignations. In conjunction with the
                        Closing, the following Board of Director changes will
                         be conducted Purchaser will have the right to designate and elect one additional board member.
                         Purchaser further agrees to vote to elect Catherine Thompson and Michael Avatar as Directors of Ohana for a term of one year from the date of this Agreement. Further, Purchaser agrees to contract with both Thompson and Avatar to perform certain duties and functions in assisting with the reorganization, locating and structuring acquisition candidates, function as the officers of Seller concurrent with transfer of control to the Purchaser.



	7.  Miscellaneous.

	       7.1  Governing Law.  This Agreement shall be governed in all respects by the laws of the State of California.

	       7.2  Survival.  The representations, warranties, covenants, and agreements made herein shall survive any investigation
                               made by any party hereto and the closing of the transactions contemplated hereby.

	       7.3  Successors and Assigns.  Except as otherwise expressly provided herein, and the provision hereof shall inure
                        to the benefit of and be binding upon the successors, assigns, heirs, executors, administrators of the parties hereto and all subsequent holders of the Shares.

	       7.4  Entire Agreement; Amendment.  This Agreement and
                       the other documents and agreements delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. This Agreement may only be amended in writing signed by the Seller and the Purchaser.

	       7.5  Notices.  Except as otherwise provided all notices
                       and other communications require or permitted hereunder shall be in writing and shall be mailed by first-class mail, postage prepaid, addressed to their respective addresses as provided by Purchaser and Seller or to such other address as each may have furnished to the others in writing.

                       7.6 Expenses. Whether or not the transactions contemplated hereby are consummated, each party shall pay its own expenses in connection with the transaction.

                       7.7 Waiver of Breach or Default. Neither Seller nor any Purchaser shall waive any right, power or remedy accruing hereunder unless such waiver is in writing signed by the party to be charged.
                       The waiver of any breach or default hereunder shall not constitute the waiver of any other breach or default. All remedies under this Agreeement or by law or otherwise afforded to Seller or any Purchaser shall be cumulative and not alternative.

	       7.8  Legal Fees.  The prevailing party in any legal action or arbitration proceeding brought by one party against the other shall be entitled, in addition to any other rights and remedies, to reimbursement for. its expenses incurred thereby, including court costs and reasonable attorney's fees.

	      7.9  Titles and Subtitles.  The titles of the sections and subsections of this Agreement are for convenience of reference only
                      and are not to be considered in construing this Agreement.

	IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year herein above first written.


PURCHASER:				GarcyCo Capital

						By: __/s/___________________________
						Name:  George Garcy
						Title:    President


SELLER:					Ohana Enterprises, Inc.
						By:__/s/___________________________
						Name:  Catherine Thompson
						Title:    CFO